Exhibit 10.1

SEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED

UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT, dated as of November 11, 2011 (this “Amendment”), is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and (iii) TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

W I T N E S S E T H:

WHEREAS, the INDEMNITORS and TRAVELERS are parties to a certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (including, for the avoidance of doubt, that certain Rider Concerning Additional Bonds dated December 31, 2010) (as so amended, supplemented and modified, the “Agreement”);

WHEREAS, the INDEMNITORS have requested TRAVELERS to amend the Agreement; and

WHEREAS, TRAVELERS is willing to amend the Agreement as provided herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and TRAVELERS hereby agree as follows:

1. DEFINED TERMS.

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement.

2. AMENDMENTS TO AGREEMENT.

Subject to satisfaction of the conditions set forth in Section 3 of this Amendment, the Agreement is hereby amended as follows:

(a) Article VI of the Agreement is hereby amended by deleting Section 6.24 thereof in its entirety.

3. CONDITIONS PRECEDENT.

The provisions of this Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

(b) this Amendment duly executed by all parties hereto.

4. REPRESENTATIONS AND WARRANTIES.

To induce TRAVELERS to enter into this Amendment, the INDEMNITORS represent and warrant to TRAVELERS as of the date hereof and after giving effect to this Amendment that:

(c) The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date.

(d) No EVENT OF DEFAULT has occurred and is continuing.

5. GENERAL.

(e) As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

(f) This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(g) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(h) HOLDINGS acknowledges and agrees that any expense incurred by TRAVELERS in connection herewith and any other documents referenced herein (if any) and the transactions contemplated hereby, including reasonable legal fees and out-of-pocket costs and expenses of outside counsel, shall be fully paid or reimbursed by HOLDINGS.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties as of the date first written above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: President and Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: President and Chief Financial Officer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: Executive Vice President and Chief Operating Officer

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Paul E. Dinquel
Name: Paul E. Dinquel
Title: Vice President

DAWSON MARINE SERVICES COMPANY

By:	/s/ Catherine Hoffman
Name: Catherine Hoffman
Title: President

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC. (f/k/a GREAT LAKES CARIBBEAN DREDGING, INC.)

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: Senior Vice President and Chief Financial Officer

NASDI, LLC

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: Vice President

NASDI HOLDINGS CORPORATION

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: Vice President and Chief Financial Officer

YANKEE ENVIRONMENTAL SERVICES, LLC

By:	/s/ Bruce J. Biemeck
Name: Bruce J. Biemeck
Title: Vice President and Chief Financial Officer

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
Name: Michael Damewood
Title: Attorney-in-Fact

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Michael Damewood
Name: Michael Damewood
Title: Attorney-in-Fact